UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2018

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8     Other Events
Item 8.01     Other Events

As previously disclosed, on February 15, 2018, Compass Group Diversified Holdings LLC (the "Company") and Compass Diversified Holdings ("Holdings," and together with the Company, collectively “CODI”, “us” or “we”) completed the transaction whereby, FFI Compass, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Acquisition Sub”), acquired all of the issued and outstanding capital stock of Foam Fabricators, Inc., a Delaware corporation (“Foam Fabricators”), pursuant to a Stock Purchase Agreement, dated January 18, 2018, by and between Acquisition Sub and Warren F. Florkiewicz. This Current Report on Form 8-K/A (the "Amended Report") updates the Current Report on Form 8-K filed by CODI on February 16, 2018 (the "Original Report") to include the audited financial statements financial statements of Foam Fabricators and the unaudited pro forma financial information of CODI in accordance with Item 9.01 of Form 8-K. No other amendments to the Original Report are being made by the Amended Report.

Section 9    Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Foam Fabricators for the fiscal year ended December 31, 2017 are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of CODI is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 9.01(b) and made a part hereof: (i) unaudited condensed combined pro forma balance sheet at December 31, 2017 and notes thereto, and (ii) unaudited condensed combined pro forma statements of operations for the fiscal year ended December 31, 2017 and the notes thereto.

(d) Exhibits.

23.1 Consent of RSM US LLP

99.1 Audited consolidated financial statements of Foam Fabricators as of and for the year ended December 31, 2017

99.2 Unaudited Condensed Combined Pro Forma Balance Sheet of Compass Diversified Holdings at December 31, 2017 and notes thereto and Unaudited Condensed Combined Pro Forma Statements of Operations for the year ended December 31, 2017 and notes thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2018	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2018	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer